UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 14, 2015
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OpGen, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-37367 (Commission File Number)	06-1614015 (I.R.S. Employer Identification No.)

708 Quince Orchard Road, Suite 160
Gaithersburg, MD 20878
 (Address of principal executive offices, including zip code)

(240) 813-1260
 (Registrant's telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective July 14, 2015, the Board of Directors (the "Board") of Opgen, Inc. (the "Company") elected David M. Rubin, Ph.D. to the Board.
Dr. Rubin currently is a managing director at Merck Global Health Innovation, LLC ("Merck GHI"), where he is responsible for identifying investment opportunities in emerging health care solutions and services, with a particular emphasis on solutions for personalized medicine and point of care diagnostics. Prior to joining Merck GHI, Dr. Rubin managed Merck's efforts in MRL Oncology, including the development of franchise strategies and portfolio valuation. Dr. Rubin joined Merck in 2007 from Cognia Corporation, where he was the president and chief executive officer. Previously, Dr. Rubin was at The Wilkerson Group/IBM Global Services. In addition, Dr. Rubin previously founded and ran a venture backed research and development software and content products company. Dr. Rubin was a National Institute of Health and American Cancer Society post-doctoral fellow at Harvard Medical School where he worked on the Ubiquitin Proteasome Pathway.  Dr. Rubin also received training in post-graduate business at Harvard University. Dr. Rubin holds a Ph.D. from Temple University in Molecular Biology and a B.A. from SUNY Binghamton in Biology.
As described below under Item 8.01, Dr. Rubin was elected to the Board in connection with a financing transaction. Dr. Rubin has not been a party to any transaction involving the Company required to be disclosed under Item 404(a) of Regulation S-K.
The Company entered into an Indemnification Agreement with Dr. Rubin in connection with his service as a director substantially similar to the Company's standard form of Indemnification Agreement with its directors.
Item 7.01  Regulation FD Disclosure.
The Company is holding an investor call on July 14, 2015 at 10:00 a.m.  The script of the conference call is furnished as Exhibit 99.1 to this Form 8-K.
Item 8.01  Other Events
On July 14, 2015, the Company consummated an Agreement and Plan of Merger under which it acquired AdvanDx, Inc., a Delaware corporation.  The press release announcing the closing of the merger is filed as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.
On July 14, 2015, the Company announced the closing of a $6 million investment by Merck GHI.  In connection with this financing, Dr. Rubin was elected to the Company's Board of Directors.  The disclosure provided under Item 5.02 of this Form 8-K is incorporated into this Item 8.01.  A copy of the press release announcing the closing of the investment is filed as Exhibit 99.3 to this Form 8-K and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Document

10.1
Form of OpGen, Inc. Indemnification Agreement between the Company and each of its directors and officers (incorporated by reference to Exhibit 10.2 of the Registrant's Form S-1, File No. 333-202478, filed on March 3, 2015).

99.1	Script of conference call of the Company held on July 14, 2015, furnished under Item 7.01 of this Form 8-K.
99.2	Press Release, issued by OpGen, Inc. July 14, 2015, announcing the AdvanDx, Inc. acquisition by merger.
99.3	Press Release, issued by OpGen, Inc. July 14, 2015, announcing the Merck GHI investment.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OpGen, Inc.

By:	/s/ Timothy C. Dec
	Name:	Timothy C. Dec
	Title:	Chief Financial Officer
Date: July 14, 2015

EXHIBIT INDEX
Exhibit No.	Document

10.1
Form of OpGen, Inc. Indemnification Agreement between the Company and each of its directors and officers (incorporated by reference to Exhibit 10.2 of the Registrant's Form S-1, File No. 333-202478, filed on March 3, 2015).

99.1	Script of conference call of the Company held on July 14, 2015, furnished under Item 7.01 of this Form 8-K.
99.2	Press Release, issued by OpGen, Inc. July 14, 2015, announcing the AdvanDx, Inc. acquisition by merger.
99.3	Press Release, issued by OpGen, Inc. July 14, 2015, announcing the Merck GHI investment.